UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549


                               Form 8-K
           Current Report Pursuant to Section 13 or 15(d)
                      of The Securities Act of 1934


                   Date of Report September 22, 1995


                       VICORP Restaurants, Inc.
                       ------------------------
        (Exact name as registrant as specified in charter)


       Colorado                           0-12343              84-0511072
       --------                        -------------           ----------
(State or other jurisdiction           (Commission          (I.R.S. Employer
  of Incorporation)                     file number)        Identification No.)



            400 West 48th Avenue  Denver, Colorado               80216
            --------------------------------------               -----
           (Address of principal executive offices)           (Zip Code)


                         (303) 296-2121
                         --------------
      (Registrant's telephone number, including area code)



Item 8. Change in Fiscal Year.

The Board of Directors of VICORP Restaurants, Inc. determined at its September 22, 1995 meeting that the Company's fiscal year end would be changed from the last Sunday in October to the last day in October. The change will be effective in the Company's fiscal year 1995 which will now end on October 31, 1995. The transition period will be covered in the Company's Form 10-K for the year ending October 31, 1995.
                            Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                       VICORP Restaurants, Inc.
                       ------------------------
                           (Registrant)


September 25, 1995                    By: s/s J. Michael Jenkins
                                          ----------------------
                                              J. Michael Jenkins, President and
                                               Co-Chief Executive Officer


September 25, 1995                    By: s/s Dennis L. Kuper
                                          -------------------
                                              Dennis L. Kuper, Executive
                                               Vice President of Finance